UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 08, 2007

TRUE PRODUCT ID, INC.

(Exact name of registrant as specified in this charter)

Delaware (State or other jurisdiction of incorporation)	000-29249 (Commission File Number)	16-1499611 (IRS Employer Identification no.)

1615 Walnut Street, 3rd Floor

Philadelphia, PA

            19103

          (Address of Principal Executive Offices)

(Zip Code)

(215) 972-1601

(Registrant's Telephone Number, including area code)

 (Former Name or Former Address, if Changes Since Last Report)

2600 Center Square West, 1500 Market Street,

Philadelphia, PA19102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 08, 2007, the board of directors appointed Michael J. Antonoplos as the Company’s Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Product ID, Inc.

By:	/s/ Sergio Luz
Sergio Luz, President

Date:  November 08, 2007